                                  EXHIBIT 11
                STATEMENT RE: COMPUTATION OF PER SHARE EARNINGS

                            ANNIE'S HOMEGROWN, INC.
                   COMPUTATION OF EARNINGS PER COMMON SHARE
                      (IN 000S EXCEPT FOR PER SHARE DATA)
                       THREE MONTHS ENDED JUNE 30, 1997

Basic Computation
-----------------

     Net loss per statement of operations                   $ (170)
                                                            ======

     Weighted average number of common shares outstanding    4,257
                                                            ======

     Basic loss per common share                            $ (.04)
                                                            ======


Diluted Computation
-------------------

     Net loss statement of operations                        $(170)
                                                            ======

     Weighted average number of common shares outstanding    4,257

     Stock options                                             733

     Weighted average number of common shares as adjusted    4,990
                                                            ======

Diluted loss per common share                               $ (.03)
                                                            ======

                            ANNIE'S HOMEGROWN, INC.
             COMPUTATION OF EARNINGS PER COMMON SHARE (CONTINUED)
                      (IN 000S EXCEPT FOR PER SHARE DATA)
                       THREE MONTHS ENDED JUNE 30, 1998

Basic Computation
-----------------

     Net loss per statement of operations                   $ (241)
                                                            ======
     Weighted average number of common shares outstanding    4,485
                                                            ======
     Basic loss per common share                            $ (.05)
                                                            ======

Diluted Computation
-------------------
     Net loss statement of operations                        $(241)
                                                            ======

     Weighted average number of common shares outstanding    4,485

     Stock options                                             249

     Weighted average number of common shares as adjusted    4,734
                                                            ======
     Diluted loss per common share                          $ (.05)
                                                            ======